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                          AIM ADVISOR REAL ESTATE FUND

                      CLASS A, CLASS B AND CLASS C SHARES

                         Supplement dated April 3, 2000
                      to the Prospectus dated May 3, 1999,
                            as revised July 1, 1999


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- THE ADVISORS" on page 4 of the prospectus:

         "A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO, Inc. (the subadvisor), the fund's subadvisor, is located at 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

                  The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor (including its predecessor) has acted as an investment advisor and qualified professional asset manager since 1983. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives."


The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page 4 of the prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolios are

         o Mark Blackburn, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the subadvisor and/or its affiliates since 1998. From 1995 to 1997, he was Senior Analyst and Associate Director of Research for Southwest Securities.

         o Joe V. Rodriguez, Jr., Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1990.

         o James W. Trowbridge, Senior Portfolio Manager, who has been responsible for the fund since 1995 and has been associated with the subadvisor and/or its affiliates since 1989."


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                             AIM ADVISOR FLEX FUND
                      AIM ADVISOR INTERNATIONAL VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                          AIM ADVISOR REAL ESTATE FUND

                         Supplement dated April 3, 2000
         to the Statement of Additional Information dated May 3, 1999, as revised July 1, 1999 and supplemented October 1, 1999 and
                                January 24, 2000


This supplement supercedes and replaces in its entirety the supplements dated October 1, 1999 and January 24, 2000.


The following section is added after the seventh paragraph appearing under the heading "PORTFOLIO TRANSACTIONS AND BROKERAGE" on page 52 of the Statement of Additional Information:

           "ALLOCATION OF PORTFOLIO TRANSACTIONS

            AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

            Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment."


The section entitled "ALLOCATION OF IPO SECURITIES TRANSACTIONS" appearing under the heading "PORTFOLIO TRANSACTIONS AND BROKERAGE" on Page 53 of the Statement of Additional Information is deleted in its entirety.

The third paragraph appearing under the heading entitled "PERFORMANCE INFORMATION" on Page 55 of the Statement of Additional Information is deleted in its entirety.